SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 16, 1998





                           FFVA FINANCIAL CORPORATION
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Virginia                           0-24668                   74-2712490
-----------------------------          -----------------        ----------------
(State or other jurisdiction             (SEC File No.)          (IRS Employer
     of incorporation)                                           Identification
                                                                 Number)


  925 Main Street, Lynchburg, Virginia                                24504
-----------------------------------------                       ----------------
(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code: 804-845-2371
                                                    ------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

      The Registrant is disclosing its consolidated financial statements for the years ended December 31, 1996 and 1997.

      A copy of the Registrant's consolidated financial statements for the years ended December 31, 1996 and 1997 is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------



Exhibit 99.1 -- Consolidated Financial Statements for the years ended December 31, 1996 and 1997.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 FFVA FINANCIAL CORPORATION



Date:  March 16, 1998            By:  /s/ Ronald W. Neblett
                                      ------------------------------------------
                                      Ronald W. Neblett
                                      Senior Vice President and Treasurer